UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

 TO SECTION 13 OR 15(d) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report — July 13, 2010

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin 54957-0669

(Address of principal executive offices)

Registrant’s telephone number, including area code: (920) 727-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On July 13, 2010, Bemis Company, Inc. (the “Company”) announced that it had completed the sale of certain assets and liabilities relating to a portion of its food packaging business, including facilities located in Menasha, Wisconsin and Tulsa, Oklahoma (the “Business”), to Exopack Holding Corp., which is an affiliated portfolio company of Sun Capital Partners, Inc.  The purchase price was approximately $82 million in cash, subject to certain post-closing adjustments.  In order to obtain regulatory approval for its acquisition of Alcan Packaging Food Americas, the Company was required to divest the Business pursuant to the Proposed Final Judgment filed by the U.S. Department of Justice on February 25, 2010 against the Company, Rio Tinto plc, Alcan Corporation and the Hold Separate Stipulation and Order entered by the U.S. District Court for the District of Columbia against such parties on February 25, 2010.

A copy of the press release announcing the closing of the transaction is attached hereto as Exhibit 99(a) and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)  Exhibits.

2(a)*                     Asset Purchase Agreement between Exopack Holding Corp. and Bemis Company, Inc. dated as of June 11, 2010 (excluding certain schedules and exhibits referred to in the agreement, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request).

99(a)       Press Release dated July 13, 2010.

*                              Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  The omitted confidential material has been filed separately with the Commission.  The location of the omitted confidential information is indicated in the exhibit with asterisks [***].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By:	/s/Stanley A. Jaffy
Stanley A. Jaffy, Vice President and Controller

Date:	July 19, 2010

Index to Exhibits

Exhibit No.	Description	Method of Filing
2(a)*

Asset Purchase Agreement between Exopack Holding Corp. and Bemis Company, Inc. dated as of June 11, 2010 (excluding certain schedules and exhibits referred to in the agreement, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request).

Electronic Transmission
99(a)	Press Release dated July 13, 2010	Electronic Transmission

*                              Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  The omitted confidential material has been filed separately with the Commission.  The location of the omitted confidential information is indicated in the exhibit with asterisks [***].